Property and Equipment	12 Months Ended
Nov. 30, 2021
Property, Plant and Equipment [Abstract]
Property and Equipment	Property and Equipment

	November 30,
(in millions)	2021	2020
Ships and ship improvements	$50,501	$49,803
Ships under construction	1,536	1,354
Other property and equipment	3,928	3,992
Total property and equipment	55,965	55,148
Less accumulated depreciation	(17,858)	(17,075)
	$38,107	$38,073
Capitalized interest amounted to $83 million in 2021, $66 million in 2020 and $39 million in 2019.

Sales of Ships

During 2021, we completed the sale of one NAA segment ship, which represents a passenger-capacity reduction of 670 berths for our NAA segment and one EA segment ship, which represents a passenger-capacity reduction of 1,180 berths for our EA segment.

Refer to Note 10 - “Fair Value Measurements, Derivative Instruments and Hedging Activities and Financial Risks, Nonfinancial Instruments that are Measured at Fair Value on a Nonrecurring Basis, Impairment of Ships” for additional discussion.